Robinhood Securities, LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Wed Jan 29 2025 13:45:12 GMT-0500 (Eastern Standard Time)

4th Quarter, 2024

October 2024

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	34.09	28.06	30.00	7.85

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	40.69	35.16	43.69	44.77	38.40	168,980.87	61.0373	191,900.63	86.7502	112,086.34	108.5165	361,701.14	42.1487
CITADEL SECURITIES LLC	32.02	28.44	33.82	34.42	31.94	347,665.25	40.7473	336,134.73	52.7635	180,523.56	71.3744	332,312.43	45.4510
G1 Execution Services, LLC	13.41	19.83	11.31	7.75	14.66	147,846.67	37.6807	58,668.98	35.4681	14,621.37	29.9909	7,161.88	37.8434
Jane Street Capital	7.39	6.92	6.76	9.11	5.08	107,627.25	43.5161	103,096.63	57.3066	65,661.98	64.5389	4,157.82	45.5508
Two Sigma Securities, LLC	5.92	8.66	3.97	3.58	9.92	72,970.99	45.3323	25,230.39	36.7081	8,113.52	30.9363	4,787.76	59.3647

Material Aspects:

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $0.0009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

October 2024

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	31.27	29.15	35.55	4.03

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	41.02	35.25	41.76	45.34	42.44	2,429,468.84	20.3250	2,067,153.40	15.2935	1,197,590.06	16.2427	791,636.26	27.5481
Virtu Americas, LLC	21.70	19.34	22.08	23.50	21.42	780,211.67	16.6310	701,879.15	11.6692	426,214.19	12.2183	703,327.65	20.3210
Jane Street Capital	20.77	18.19	21.81	23.02	13.40	1,368,438.86	15.6401	1,147,007.68	11.0981	696,121.82	12.0448	67,194.47	16.4085

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Two Sigma Securities, LLC	10.43	16.98	9.20	5.09	15.66	736,062.69	16.4230	302,346.28	13.2498	83,034.97	16.5013	50,865.11	19.2429
G1 Execution Services, LLC	5.59	9.37	4.73	2.80	7.07	563,612.16	13.4949	224,924.17	11.0404	68,679.00	13.8423	31,621.47	13.7102

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $0.0009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

October 2024

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.60	31.08	52.62	15.70

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	30.90	36.06	31.08	29.55	34.91	188,004.56	35.0432	13,070,151.65	42.0326	9,251,753.09	53.4190	2,852,772.62	45.7364
Dash/IMC Financial Markets	30.08	31.88	30.75	28.73	33.24	106,267.66	39.1238	8,513,084.60	43.0862	6,824,609.90	56.1247	2,138,349.11	54.0819
Wolverine Execution Services, LLC	15.07	15.37	15.91	14.13	16.58	51,007.35	39.8994	5,012,913.60	40.7545	3,623,835.74	51.5435	1,443,010.92	50.4709
Morgan Stanley & Co., LLC	12.60	8.96	12.43	16.03	1.61	47,314.79	52.3359	5,897,177.59	47.5870	5,457,887.30	63.6421	101,561.01	52.4554
Global Execution Brokers, LP	11.33	7.73	9.83	11.57	13.67	35,004.35	49.0044	4,021,069.10	43.2770	3,557,559.02	59.9502	1,383,230.85	52.3854

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS' retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS' retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Global Execution Brokers, LP:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

November 2024

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	37.38	30.22	24.97	7.44

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	42.57	35.01	49.21	47.12	38.35	242,824.28	65.4793	262,132.42	83.4273	121,413.31	94.6848	514,436.25	48.8450
CITADEL SECURITIES LLC	22.66	18.74	24.44	26.10	23.51	326,563.00	54.2030	314,388.89	63.4813	149,258.58	74.5108	367,133.67	52.9252
G1 Execution Services, LLC	21.14	30.56	15.83	12.74	23.59	253,731.22	43.1200	89,876.77	39.9734	21,898.81	36.6237	14,023.82	43.3283
Jane Street Capital	7.32	6.48	6.85	9.86	4.96	135,942.77	49.3121	135,761.25	65.5680	72,731.56	71.0842	7,023.64	49.5335
Two Sigma Securities, LLC	5.72	8.21	3.28	3.79	9.59	89,664.15	56.5272	28,739.43	47.3282	8,971.09	43.9948	5,500.92	61.7228

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $0.0009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

November 2024

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	33.68	29.57	32.65	4.10

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	35.90	29.58	37.34	41.04	36.38	2,717,615.61	22.2944	2,324,633.42	16.3611	1,387,977.09	17.3078	1,274,199.00	38.7138
Virtu Americas, LLC	22.92	19.81	24.20	25.09	21.99	1,141,610.40	15.8157	996,449.36	10.8032	600,895.43	11.1240	1,503,765.07	29.3811
Jane Street Capital	21.01	18.08	22.42	23.69	13.58	1,796,264.50	16.6767	1,488,411.08	10.8619	874,857.76	11.6097	123,385.42	21.6154
Two Sigma Securities, LLC	11.08	17.63	8.79	5.64	17.14	1,028,488.16	16.5437	345,624.27	12.7282	119,572.16	18.2341	77,557.12	24.9718
G1 Execution Services, LLC	8.58	14.01	6.85	4.27	10.90	1,085,090.09	18.8455	395,576.71	15.9268	127,142.51	17.2254	59,503.27	22.5408

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $0.0009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

November 2024

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.63	30.02	53.75	15.59

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	37.23	42.82	37.28	36.50	39.46	211,941.91	37.3149	13,975,048.53	47.6927	11,083,811.74	60.9814	2,857,389.11	50.4578
Dash/IMC Financial Markets	28.85	27.39	28.93	28.17	31.12	116,426.34	39.1706	9,450,495.91	40.4123	7,780,315.82	54.5458	2,522,740.29	50.6242
Wolverine Execution Services, LLC	16.78	16.56	17.27	16.32	17.44	55,187.97	43.5144	4,907,125.36	44.4831	4,017,173.41	58.2624	1,325,227.94	54.1132
Global Execution Brokers, LP	9.98	6.91	8.83	10.33	11.10	31,996.95	49.0826	3,566,126.69	44.3791	3,203,877.91	62.2894	1,141,269.01	54.6386
Morgan Stanley & Co., LLC	7.16	6.31	7.70	8.68	0.88	36,046.96	47.5541	4,594,386.65	42.6836	4,012,335.42	58.2249	67,935.72	40.9370

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS' retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS' retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Global Execution Brokers, LP:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

December 2024

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	33.51	30.50	27.48	8.51

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	46.23	38.25	51.07	50.91	45.21	310,931.17	63.7905	325,578.87	85.3250	150,270.51	104.1919	482,164.29	54.1625
G1 Execution Services, LLC	17.26	25.84	13.30	10.91	18.18	222,096.11	55.8022	87,973.08	54.6215	22,431.95	49.9717	12,657.09	57.9820
CITADEL SECURITIES LLC	15.12	12.91	15.66	17.07	15.66	213,085.64	47.1138	206,941.07	60.8212	87,187.31	67.8776	410,659.70	50.9189
Jane Street Capital	13.33	11.47	14.13	16.05	8.99	214,458.60	56.6102	200,208.70	73.3250	89,213.03	77.2589	13,158.49	55.3899
Two Sigma Securities, LLC	7.48	10.55	5.41	4.67	11.95	95,180.04	57.9914	36,767.30	51.2489	9,756.97	48.5922	8,133.65	59.6137

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $0.0009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

December 2024

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	30.76	30.11	34.70	4.42

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Jane Street Capital	29.42	26.05	31.59	31.71	20.00	2,842,170.33	17.3004	2,345,654.28	12.9543	1,394,974.87	13.6977	226,752.56	19.3170
Virtu Americas, LLC	27.44	24.13	28.98	29.05	27.29	1,492,871.74	17.8193	1,314,754.59	14.7570	806,190.11	15.0979	1,206,222.57	27.5837
CITADEL SECURITIES LLC	25.45	20.88	24.98	29.73	26.77	2,604,247.97	21.5319	2,335,536.06	18.3823	1,444,784.10	19.1885	1,608,974.70	29.5827
Two Sigma Securities, LLC	10.64	17.22	8.53	5.79	17.33	1,261,444.57	21.6078	461,838.05	17.8363	143,777.19	20.0419	98,848.25	27.7351
G1 Execution Services, LLC	6.57	10.84	5.53	3.44	8.60	808,759.34	22.0143	312,443.83	19.0018	101,462.82	20.5119	47,566.86	23.9232

Material Aspects:

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $0.0009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

December 2024

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.67	29.76	54.37	15.19

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	34.59	35.51	34.11	33.93	37.82	221,081.53	41.1474	15,206,434.48	50.5707	11,997,815.85	64.7242	3,143,547.27	53.9006
Dash/IMC Financial Markets	32.09	34.97	32.95	31.05	33.99	165,657.31	41.7082	11,108,726.22	44.1807	9,353,590.16	59.0748	2,841,010.03	53.3211
Wolverine Execution Services, LLC	14.84	15.33	15.30	14.21	16.17	63,253.98	45.4760	5,017,628.12	47.2467	4,180,015.93	62.0492	1,445,511.71	56.7222

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Global Execution Brokers, LP	9.94	6.93	8.71	10.38	10.94	37,015.81	51.5347	3,840,833.85	47.9105	3,494,531.25	66.5032	1,230,747.82	56.3567
Morgan Stanley & Co., LLC	8.54	7.26	8.93	10.43	1.08	52,241.62	54.2793	5,930,783.96	47.4615	5,516,133.57	64.5508	90,717.89	47.0724

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS' retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS' retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Global Execution Brokers, LP:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

With respect to each section of this report, provided pursuant to SEC Regulation NMS Rule 606(a), the SEC has exempted broker-dealers from disclosing execution venues that received less than 5% of the non-directed orders covered by the section, provided that the section discloses the execution venues that, in aggregate, received at least 90% of such non-directed orders.

Prior reports, as well as the XML version of this report, can be found at: https://public.s3.com/rule606/hood/